Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ituran Location and Control Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Eyal Sheratzky, as Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 28, 2011

/s/ Eyal Sheratzky
Eyal Sheratzky
Co-Chief Executive Officer

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Ituran Location and Control Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Nir Sheratzky, as Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 28, 2011

/s/ Nir Sheratzky
Nir Sheratzky
Co-Chief Executive Officer